Exhibit 10.3

UNIVERSAL LOGISTICS HOLDINGS, INC.

2024 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) contains the terms and conditions of the restricted stock award granted to Participant by Universal Logistics Holdings, Inc., a Michigan corporation (the “Company”), under the 2024 Equity Incentive Plan adopted by the Company’s shareholders on April 24, 2024 (the “Plan”).

Name of Participant	Grant Date	Total No. of Shares
[•]	[•]	[•]

The Company hereby grants to Participant, effective on the Grant Date, the right to receive the number of shares shown above of Common Stock of the Company (“Shares”) on the Vesting Date (as defined below). Before the Shares are vested, they are referred to in this Agreement as “Restricted Stock.”

1. Payment. The Award is granted to Participant without requirement of payment.

2. Shareholder Rights. The Restricted Stock will be held for Participant by the Company or by a designated transfer agent until the applicable Vesting Date. Participant shall have all the rights of a shareholder only with respect to shares of Restricted Stock that have vested. Without limiting the generality of the forgoing, with respect to your unvested Restricted Stock, Participant shall have neither the right to vote such shares at any meeting of shareholders of the Company nor the right to receive any dividends paid in cash or otherwise with respect to such shares.

3. Vesting of Restricted Stock.

(a) Vesting. Except as otherwise provided in this Agreement, provided that the Participant has not incurred or experienced one of the conditions set forth in Section 3(b) of this Agreement (a “Forfeiture Condition”) on or before such date (each, a “Vesting Date”), the Shares of Restricted Stock subject to this Agreement shall vest in accordance with the following schedule:

Vesting Date	Incremental Number of Shares Vesting on Vesting Date
[•]	[•] [(•%)]
[•]	[•] [(•%)]
[•]	[•] [(•%)]

(b) Forfeiture Conditions. Subject to Section 3(c), the shares of Restricted Stock that would otherwise vest on a Vesting Date will not vest and shall be forfeited if, after the Grant Date and prior to the Vesting Date:

(i) the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant (“Continuous Service”), is not interrupted or terminated before the Vesting Date, provided that the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service; or

(ii) the Participant is discussing or negotiating the possibility of becoming or are considering an offer to become, or have accepted an offer or entered into an agreement to become an employee, officer, director, partner, manager, consultant to, or agent of, or otherwise becoming affiliated with, any entity competing or seeking to compete with the Company or an affiliate of the Company; or

(iii) the Participant is subject to an administrative suspension, unless the Participant is reinstated as an Employee in good standing at the end of the administrative suspension period, in which case the applicable number of shares of Restricted Stock would vest as of the date of such reinstatement.

(c) Accelerated Vesting; Vesting Notwithstanding Termination. The Restricted Stock will vest earlier than described in Paragraph 3(a) if the Administrator, in its discretion, at any time accelerates the vesting of the Participant’s Restricted Stock on such terms and conditions as it deems appropriate.

4. Forfeiture of Restricted Stock. If the Administrator determines that Participant has suffered a Forfeiture Condition prior to the Vesting Date, Participant will immediately forfeit the Restricted Stock and all of Participant’s rights to and interest in the Restricted Stock shall terminate without payment of any consideration. Forfeited Restricted Stock shall be reconveyed to the Company.

5. Tax Withholding. The Participant shall, not later than the date as of which the receipt of this Award becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any federal, state, and local taxes required by Applicable Laws to be withheld on account of such taxable event. The Company has the right to withhold any such taxes from any compensation paid to an Employee Participant to the extent permitted by Section 409A of the Code. The amount that will be due from the Participant, if any, will be determined at the time the risk of forfeiture is removed and vesting occurs, or if a Section 83(b) election (discussed below) is made, as of the Grant Date. In the event that a Section 83(b) election is not made, the Participant may elect to have the Company cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from the Shares to be issued or released by the transfer agent a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of Shares to be issued or released by the transfer agent, the number of Shares necessary to satisfy the federal, state and local taxes required by law to be withheld from the Participant on account of such transfer.

6.  Election Under Section 83(b). The Participant and the Company hereby agree that the Participant may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Code. In the event the Participant makes such an election, he or she agrees to provide a copy of the election to the Company. The Participant acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.

7. Non-Transferability of Award. Without the express written consent of the Administrator, which may be withheld for any reason in its sole discretion, neither the Restricted Stock nor any interest in the Restricted Stock may be assignable, alienable, saleable, pledged, hypothecated, encumbered or transferable by the Participant, except for a transfer by will or by the laws of descent and distribution as a result of the death of the Participant; provided that, unless approved by shareholders, in no event shall any Award be transferable for consideration. The terms of the Plan and this Agreement shall be binding upon the Participant’s executors, administrators, heirs, successors and assigns. Any attempt to transfer, assign, pledge, hypothecate or borrow against the Restricted Stock in violation of this Section 7 in any manner shall be null and void and without legal force or effect.

8. Right of First Refusal. After the Vesting Date, the Participant shall not sell or transfer the Shares without first providing to the Company a notice of intent to sale (the “Notice”) at least five (5) days prior to the intended sale date. After the Company’s receipt of the Notice, the Company shall have until the close of business on the fourth business day after receipt of the Notice to agree to purchase the Shares intended for sale. If the Company exercises its right to purchase the Shares, the purchase shall be on the fifth day after the Notice and the price shall be the fair market value of the Common Stock on that day. If the Company does not exercise its right, then the Participant shall have ten (10) business days thereafter to sell the Shares. If the Participant does not sell the Shares within such 10-day period, this right of first refusal shall be applicable to any subsequent sale of said Shares.

9. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the Award of the Restricted Stock made under this Agreement is completely independent of any other Award and is made in the discretion of the Company; (c) no past grants or awards (including, without limitation, the Restricted Stock awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) none of the benefits granted under this Agreement are part of the Participant’s ordinary salary or compensation, and shall not be considered as part of such salary or compensation in the event of or for purposes of determining the amount of or entitlement to severance, redundancy or resignation or benefits under any employee benefit plan.

10. Restricted Stock Certificate Legend. The Company will either issue a stock certificate or certificates representing the shares of Restricted Stock (the “Certificate”) and register the Certificate in the Participant’s name (and deposited with the Company or its designee, together with a stock power endorsed in blank), or make such other arrangements with its stock transfer agent to issue uncertificated interests, including in book-entry form (“Book Entry”). If a Certificate is issued, each Certificate representing shares of Restricted Stock granted pursuant to this Agreement shall initially bear the following legend: “THE SALE OR OTHER TRANSFER OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THE UNIVERSAL LOGISTICS HOLDINGS, INC. 2024 EQUITY INCENTIVE PLAN, AND IN A RESTRICTED STOCK AWARD AGREEMENT. A COPY OF THE PLAN AND SUCH RESTRICTED STOCK AWARD AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.” If a Certificate is issued it will be deposited with the Company together with a stock power endorsed in blank by the Participant. After the Vesting Date applicable to the Restricted Stock, the Company shall deliver to the Participant the stock certificates for such Shares, which shall be reissued without the legend set forth above; provided that the Administrator may determine instead that such Shares shall be evidenced by book-entry registration. If stock certificates or book-entry registrations were previously issued for the Shares and a legend had been placed on such certificate or book-entry registration, the Company shall cause such certificates or book-entry registrations to be reissued without the legend.

11. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or at such other address as either party hereto may designate in writing to the other party. Any such notice shall be deemed effective upon receipt thereof by the addressee.

12. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time terminate the employment of the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

13. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and heirs of the respective parties. All obligations imposed upon the Participant and all rights granted to the Company under this Agreement shall be binding upon Participant’s heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Participant, his heirs, legal representatives or successors may have in respect to the Plan or any Shares granted or issued hereunder, whether to himself or to any other person.

14. Governing Plan and Plan Amendments. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received a copy of the Plan. The Award and this Agreement are subject to the terms and conditions of the Plan. The Plan is incorporated into this Agreement by reference. Any capitalized terms used in this Agreement that are not defined in this Agreement shall have the meanings given to them in the Plan. By signing this Agreement, Participant accepts this Award, acknowledges receipt of the Plan and acknowledges that the Award is subject to all the terms and provisions of the Plan and this Agreement. Participant further agrees to accept as binding, conclusive and final all decisions and interpretations by the Administrator of the Plan upon any questions arising under the Plan. This Agreement shall be subject to the terms of the Plan except that this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of this Agreement without the Participant’s written consent.

15. Compensation Recovery; Other Policies. By signing this Agreement, Participant acknowledges and agrees that any Award previously granted to the Participant by the Company (under this Plan or any other current or prior equity plan of the Company), including the Restricted Stock subject to this Award, and any amounts or benefits arising from such Awards, including but not limited to shares of Common Stock issued or cash paid pursuant to such Awards (including any dividends or distributions) or proceeds realized by the Participant (on a pre-tax basis) due to the sale or other transfer of shares of Common Stock issued pursuant to such Awards shall be subject to (i) any recoupment, clawback, equity holding, stock ownership or similar policies adopted and amended by the Company from time to time and (ii) recoupment, clawback, equity holding, stock ownership or similar requirements law, regulation or listing standards applicable to the Company from time to time.

16. Code Section 409A. It is intended that this Award be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted and administered in a manner which effectuates such intent; provided, however, that in no event shall the Company or any Subsidiary be liable for any additional tax, interest or penalty imposed upon or other damage suffered by the Participant on account of this Award being subject to but not in compliance with Section 409A of the Code.

17. Data Privacy Notice. In order to assist in the administration of the Plan, the Company may process personal data about the Participant. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about the Participant such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. By accepting this Award, the Participant gives explicit consent to the Company to process any such personal data. The Participant also gives explicit consent to the Company to transfer any such personal data outside or within the country in which the Participant works or is employed, including, with respect to non-U.S. resident Participants, to the United States, to transferees who shall include the Company, a broker retained by the Participant or the Company for the purpose of assisting with an exercise of options and other persons who are designated by the Company to administer or assist with the implementation, administration or management of the Plan. The Participant may object to the collection, use, processing or transfer of such data by notifying the Secretary of the Company in writing. The Participant understands that such objection may impair his or her ability to participate in the Plan.

18. Entire Agreement. This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

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COMPANY:

Universal Logistics Holdings, Inc.

By: _________________________

Name: _______________________

Title: ________________________

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS RESTRICTED STOCK AWARD AGREEMENT, NOR IN THE COMPANY’S 2024 EQUITY INCENTIVE PLAN, WHICH IS INCORPORATED INTO THIS AGREEMENT BY REFERENCE, CONFERS ON THE PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OR DIRECTOR OF THE COMPANY OR ANY AFFILIATE OF THE COMPANY, NOR INTERFERES IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE OR DIRECTOR RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

BY ACCEPTING THIS AGREEMENT, THE PARTICIPANT ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND REPRESENTS THAT THE PARTICIPANT IS FAMILIAR WITH THE TERMS AND PROVISIONS OF THE PLAN. THE PARTICIPANT ACCEPTS THE RESTRICTED STOCK SUBJECT TO ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THE PARTICIPANT HAS REVIEWED THE PLAN AND THIS AGREEMENT IN THEIR ENTIRETY. THE PARTICIPANT AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE ADMINISTRATOR UPON ANY QUESTIONS ARISING UNDER THE PLAN OR THIS AGREEMENT.

PARTICIPANT:

____________________________

(Signature)

Name: _______________________

Date: ________________________